UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☑	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Oryon Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ORYON HOLDINGS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS March ___, 2012

A Special Meeting of Shareholders of Oryon Holdings, Inc., a Nevada corporation, will be held at 8:00 a.m., local time, on March ___, 2012, at the offices of Greenberg Traurig, LLP, 1201 K Street, Suite 1100, Sacramento, California 95814 for the following purposes:

1.      To approve a certificate of amendment to amend and restate in their entirety our Articles of Incorporation, including an amendment to authorize the issuance of up to 50,000,000 shares of preferred stock, par value $0.001 per share.

2.      To approve and adopt our 2012 Equity Incentive Plan.

3.      To transact such other business as may properly come before the special meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Only shareholders of record at the close of business on February 24, 2012 are entitled to notice of and to vote at the special meeting or any postponement or adjustment thereof.

All shareholders are cordially invited to attend the meeting and vote in person. To assure your representation at the meeting, however, we urge you to vote by proxy as promptly as possible by mail by following the instructions on the proxy card. You may vote in person at the meeting even if you have previously returned a proxy.

Sincerely,

CRYSTAL CORANES

Chief Executive Officer

Metro Manila, Philippines

March [   ], 2012

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY’S SECRETARY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE SPECIAL MEETING IN PERSON AND VOTING BY BALLOT.

ATTACHMENT A: CERTIFICATE OF AMENDMENT WITH AMENDED AND RESTATED ARTICLES OF INCORPORATION

ATTACHMENT B: 2012 EQUITY INCENTIVE PLAN

ORYON HOLDINGS, INC.

340 Basa Compound, Zapate

Las Pinas City, Metro Manila

Philippines

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

The accompanying proxy is solicited on behalf of Oryon Holdings, Inc., a Nevada corporation (“we,” “our,” “us,” or the “Company”), by our Board of Directors (the “Board”) for use at our Special Meeting of Shareholders to be held at 8:00 a.m. local time on March [   ], 2012, or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The meeting will be held at the offices of Greenberg Traurig, LLP, 1201 K Street, Suite 1100, Sacramento, California 95814.

These proxy solicitation materials were first distributed on or about March [   ], 2012 to all shareholders entitled to vote at the meeting. As used in this Proxy Statement, the terms “we,” “us,” “our,” or the “Company” refer to Oryon Holdings, Inc.

Voting Securities and Voting Rights

Our authorized capital stock consists of 600,000,000 shares of common stock at a par value of $0.001 per share. Holders of common stock are entitled to one vote per share. They are not entitled to cumulative voting rights.

Shareholders of record at the close of business on February 24, 2012 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. On the record date, there were issued and outstanding 29,000,000 shares of our common stock, par value $0.001 per share. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present, the affirmative vote of a majority of the shares of our common stock represented at the special meeting and entitled to vote on the subject matter is required to approve amending and restating our Articles of Incorporation and adopt the 2012 Equity Incentive Plan.

Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting who will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how you would like your shares voted. If you wish to vote the shares you own beneficially at the meeting, you must first request and obtain a “legal proxy” from your broker or other custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as “uninstructed shares.” Uninstructed shares will be considered as present but not entitled to vote with respect to that matter.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (1) to approve fully amending and restating our Articles of Incorporation, which includes the authorization of 50,000,000 shares of preferred stock, par value $0.001 per share, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company’s Board of Directors from time to time; (2) to approve and adopt the 2012 Equity Incentive Plan; and (3) as the persons specified in the proxy deem advisable on any such other matters as may come before the special meeting.

Revocability of Proxies

Any person giving a proxy may revoke the proxy at any time before its use by delivering to us written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. The written notice of revocation or duly executed proxy bearing a later date should be addressed to Secretary, Oryon Holdings, Inc., 340 Basa Compound, Zapate, Las Pinas City, Metro Manila, Philippines.

Solicitation

This proxy is solicited on behalf of our Board. We will pay for this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

Annual Report and Other Matters

Our Annual Report on Form 10-K for the fiscal year ended January 31, 2011, which was made available to shareholders preceding this proxy statement on the website of the Securities and Exchange Commission, or SEC, located at www.sec.gov, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

We will provide, without charge, a printed copy of our Annual Report on Form 10-K for the fiscal year ended January 31, 2011 as filed with the SEC to each shareholder of record as of the record date that requests a copy in writing. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our Company’s secretary at our executive offices set forth in this proxy statement.

PROPOSAL ONE

PROPOSAL TO AMEND AND RESTATE

THE ARTICLES OF INCORPORATION

On February 23, 2012, the Company’s Board of Directors approved, subject to receiving shareholder approval, amending and restating in full the Company’s Articles of Incorporation (the “Restated Articles”). The Restated Articles amend, restate and replace in their entirety the Articles of Incorporation filed with the Secretary of State of the State of Nevada on August 22, 2007, as amended by the Certificate of Amendment filed June 25, 2010, Articles of Merger filed November 4, 2011 and the Certificate of Amendment filed November 4, 2011 (collectively, the “Original Articles”). A copy of the Restated Articles is enclosed herein as Attachment A to this proxy statement.

The Restated Articles (i) restate Article I of the Original Articles to restate the name of the Company; (ii) amend and restate Article II of the Original Articles to restate the registered agent of the Company; (iii) amend and restate Article III of the Original Articles to redesignate the Company’s shares of capital stock into classes and set forth the respective terms of each class of capital stock (as discussed more fully below); (iv) delete Article IV of the Original Articles noting the original directors of the Company; (v) amend and restate Article V of the Original Articles to restate the purpose of the Company (as discussed more fully below); (vi) delete Article VI of the Original Articles noting the incorporator of the Company; (vii) delete Article VII of the Original Articles noting the appointment of our original resident agent; (viii) add Article IV of the Restated Articles regarding shareholder action by written consent (as discussed more fully below); (ix) add Article VI of the Restated Articles regarding the Company’s Board of Directors’ authority to make, alter and repeal bylaws (as discussed more fully below); (x) add Article VII of the Restated Articles regarding voting for directors by written ballot (as discussed more fully below); and (xi) add Article VIII of the Restated Articles regarding personal liability of directors and indemnification (as discussed more fully below).

The discussion below is qualified in its entirety by reference to the full text of the Restated Articles, which is enclosed herein as Attachment A.

Article III of the Restated Articles - Authorization of Preferred Stock Class

Article III of the Restated Articles authorize a class of 50,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”). The Articles of Incorporation currently authorize only 600,000,000 shares of common stock, $0.001 par value per share. The amendment will vest in the Board of Directors the authority to determine by resolution the terms of one or more series of Preferred Stock, including the preferences, rights, and limitations of each series.

Provisions in a Company’s Articles of Incorporation authorizing preferred stock in this manner are often referred to as “blank check” provisions because they give a Board of Directors the flexibility, at any time or from time to time, without further shareholder approval (except as may be required by applicable laws, regulatory authorities, or the rules of any stock exchange on which the Company’s securities are then listed), to create one or more series of preferred stock and to determine by resolution the terms of each such series. The authority of the Board of Directors with respect to each series, without limitation, includes a determination of the following: (a) the number of shares to constitute the series, (b) the liquidation rights, if any, (c) the dividend rights and rates, if any, (d) the rights and terms of redemption, (e) the voting rights, if any, which may be full, special, conditional, or limited, (f) whether the shares will be convertible or exchangeable into securities of the Company, and the rates thereof, if any, (g) any limitations on the payment of dividends on the common stock while any series is outstanding, (h) any other provisions that are not inconsistent with the Articles of Incorporation, and (i) any other preference, limitations, or rights that are permitted by law.

The Board believes that authorization of the Preferred Stock in the manner proposed is in the best interests of the Company and its shareholders. Authorization of the Preferred Stock will provide the Company with greater flexibility in meeting future capital requirements by creating series of Preferred Stock customized to meet the needs of particular transactions and then prevailing market conditions. Series of Preferred Stock would also be available for issuance from time to time for any other proper corporate purposes, including in connection with strategic alliances, joint ventures, or acquisitions.

The Board believes that the flexibility to issue Preferred Stock can enhance the Board’s arm’s-length bargaining capability on behalf of the Company’s shareholders in a takeover situation. However, under some circumstances, the ability to designate the rights of, and issue, Preferred Stock could be used by the Board to make a change in control of the Company more difficult. See “Potential Anti-Takeover Effects.”

The rights of the holders of the Company’s common stock will be subject to, and may be adversely affected by, the rights of the holders of any Preferred Stock that may be issued in the future. To the extent that dividends will be payable on any issued shares of Preferred Stock, the result would be to reduce the amount otherwise available for payment of dividends on outstanding shares of common stock and there might be restrictions placed on the Company’s ability to declare dividends on the common stock or to repurchase shares of common stock. The issuance of Preferred Stock having voting rights would dilute the voting power of the holders of common stock. To the extent that Preferred Stock is made convertible into shares of common stock, the effect, upon such conversion, would also be to dilute the voting power and ownership percentage of the holders of common stock. In addition, holders of Preferred Stock would normally receive superior rights in the event of any dissolution, liquidation, or winding-up of the Company, thereby diminishing the rights of the holders of common stock to distribution of the Company’s assets. Shares of Preferred Stock of any series would not entitle the holder to any pre-emptive right to purchase or subscribe for any shares of that or any other class.

We have no definitive agreements at the current time for the issuance of the Preferred Stock proposed to be authorized. The Board of Directors does not intend to issue any Preferred Stock except on terms which the Board of Directors deems to be in the best interests of our Company and its shareholders.

Potential Anti-Takeover Effects

As referenced earlier, the authorization of the Preferred Stock could have the effect of making it more difficult or time consuming for a third party to acquire a majority of our outstanding voting stock or otherwise effect a change of control. Shares of the Preferred Stock may also be sold to third parties that indicate that they would support the Board of Directors in opposing a hostile takeover bid. The availability of the Preferred Stock could have the effect of delaying a change of control and of increasing the consideration ultimately paid to the Company’s shareholders. Although the authorization of the Preferred Stock would also afford us greater flexibility in responding to unsolicited acquisition proposals and hostile takeover bids, we do not intend to use the Preferred Stock in this manner. The Board of Directors may issue Preferred Stock for capital-raising activities, acquisitions, joint ventures or other corporate purposes that have the effect of making an acquisition of the Company more difficult or costly, as could also be the case if the Board of Directors were to issue additional common stock for such purposes.

While the issuance of Preferred Stock may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by the Preferred Stock outweighs any disadvantages. To the extent that the authorization of the Preferred Stock may have anti-takeover effects, the Preferred Stock may encourage persons seeking to acquire our Company to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the shareholders’ interests. The Board of Directors believes that as structured the Preferred Stock is in the best interests of the Company and its shareholders because it is consistent with sound corporate governance principles and provides flexibility for future capital-raising transactions, acquisitions and joint ventures.

Article IV - Actions by Shareholders Without a Meeting

Article IV of the Restated Articles provides any action required to be taken at any annual or special meeting of shareholders, and any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice and without a vote, if before or after the action a written consent setting forth the action so taken is signed by the holder or holders of shares holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. This is consistent with Section 78.320 of the Nevada Revised Statutes. Our Original Articles did not contain such a provision.

Article V - Purpose

Article V of the Restated Articles provides that the purpose for which the Company is organized is the transaction of any or all lawful business for which a for-profit corporation may be formed under the Nevada Revised Statutes. This is consistent with Section 78.060 of the Nevada Revised Statutes. Our Original Articles were silent as to the purpose of the Company as this was an optional disclosure in accordance with the Nevada Revised Statutes.

Article VI - Bylaws

Article VI of the Restated Articles provides that the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Company. This is consistent with Section 78.120 of the Nevada Revised Statutes. Our Original Articles did not contain such a provision.

Article VII - Election of Directors

Article VII of the Restated Articles provides that the election of directors need not be by written ballot unless otherwise provided in the Bylaws of the Company. Our Original Articles did not contain such a provision.

Article VIII - Limited Liability; Indemnification

The Company’s current Bylaws provide for the indemnification of directors or officers of the Company to the full extent permitted by law. Article VIII of the Restated Articles provides additional detail with respect to limitations on personal liability of individuals who are or were directors of the Company to the extent permitted by law, the types of claims for which such individuals may be indemnified, exceptions to the Company’s indemnification requirements, expense reimbursement and the exclusivity of indemnification rights. Our Original Articles did not contain such provisions.

Administrative and Uniform Changes to Original Articles

The Restated Articles include the following administrative changes which are meant solely to create more uniformity with the Nevada Revised Statues and filing procedures: Article I of the Restated Articles is being restated simply to restate the name of the Company - no change is being made the Company’s current name “Oryon Holdings, Inc.”; Article II of the Restated Articles is being amended and restated to identify and update the Company’s registered agent in Nevada as noted in the Original Articles - no change is being made to the Company’s registered agent and such information is current and on file with the Nevada Secretary of State’s office; Article IV of the Original Articles is being deleted as the Restated Articles do not need to note the original directors of the Company - the identify of the Company’s directors is filed on an annual basis with the State of Nevada as required by Nevada law; and Article VI and Article VII of the Original Articles are deleted as the Restated Articles do not need to identify the original incorporator of the Company or the signature of the original appointed registered agent, respectively - such information remains on file with the Nevada Secretary of State.

No Dissenter’s Rights

Under Nevada Law, our dissenting shareholders are not entitled to appraisal rights with respect to the amendment and restatement of our Articles of Incorporation, and we will not independently provide our shareholders with any such right.

Other Information

No person who currently is or was a director or executive officer of the Company in the year ended January 31, 2012 or who is a nominee for director at the meeting, or any associate of theirs, has any substantial interest in this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION IN THEIR ENTIRETY.

PROPOSAL TWO

APPROVAL OF THE 2012 EQUITY INCENTIVE PLAN

On February 24, 2012, the Company’s Board of Directors approved the 2012 Equity Incentive Plan (the “2012 Plan”), contingent upon approval by the shareholders. In addition to awards of options to purchase Company common stock, the 2012 Plan, if approved, will allow the Board to grant restricted stock awards, restricted stock units, performance awards and stock appreciation rights. In addition, the Board believes that it is in the best interests of the Company that 7,500,000 shares be reserved under the 2012 Plan. The Board believes that an equity incentive plan is important to provide a mechanism to offer executives, employees, and other persons providing services to the Company the ability to participate in the long-term growth of the Company.

Summary of the 2012 Plan

The principal provisions of the 2012 Plan are summarized below. This summary is not a complete description of all of the 2012 Plan’s provisions, and is qualified in its entirety by reference to the 2012 Plan which is attached to this proxy statement as Attachment B. Capitalized terms in this summary not defined in this proxy statement have the meanings set forth in the 2012 Plan.

 Purpose and Eligible Participants.    The purpose of the 2012 Plan is to secure and retain competent personnel by furnishing equity incentives to those employees (including officers), directors, and consultants upon whose efforts the success of the Company depends. As of the mailing date of this proxy statement, only our two employees, who are also our two directors, are eligible to participate in the 2012 Plan.

Types of Awards.    The 2012 Plan permits the grant of the following types of awards, in the amounts and upon the terms determined by the Committee:

        Options.     Options may either be incentive stock options (“ISOs”) which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code or non-qualified stock options (“NSOs”). Options shall vest as determined by the Committee, subject to certain statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year. The exercise price of each share subject to an ISO will be equal to or greater than the fair market value of a share on the date of the grant of the ISO. The exercise price of each share subject to an NSO shall be determined by the Board at the time of grant but will not be less than the fair market value. Recipients of options have no rights as a shareholder with respect to any shares covered by the award until the award is exercised and a stock certificate or book entry evidencing such shares is issued or made, respectively.

        Restricted Stock Awards.     Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the award beginning on the grant date.

        Restricted Stock Units.     Restricted stock units consist of a right to receive shares on one or more vesting dates in the future. The vesting dates may be based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock units have no rights as a shareholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

        Performance Awards.    Performance awards are earned upon achievement of performance objectives during a performance period established by the Committee. Recipients of performance awards have no rights as a shareholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

        Stock Appreciation Rights.     A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Committee. Generally, upon exercise of a stock appreciation right, the recipient will receive cash, shares of Company stock, or a combination of cash and stock, with a value equal to the excess of: (i) the fair market value of a specified number of shares of Company stock on the date of the exercise, over (ii) a specified exercise price. If a stock appreciation right is granted in tandem with a stock option, the exercise of the stock appreciation right will generally cancel a corresponding portion of the option, and, conversely, the exercise of the stock option will cancel a corresponding portion of the stock appreciation right.

Number of Shares.    The stock to be awarded or optioned under this Plan shall consist of authorized but unissued or reacquired shares of common stock. The maximum aggregate number of shares of common stock reserved and available for awards under the 2012 Plan is 7,500,000. Shares of common stock subject to an award under the 2012 Plan which award is canceled, expired, forfeited or otherwise terminated without a delivery of shares to the Participant or with the return to the Company of shares previously delivered, including the number of shares surrendered in payment of any taxes relating to any award, will again be available for awards under the 2012 Plan, except that if any such shares could not again be available for awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for awards to Participants who are not subject to such limitation. It should be noted, however, that (i) shares of stock tendered in payment of the exercise price of an option, (ii) shares of stock withheld by the Company to satisfy any tax withholding obligation with respect to an award, and (iii) shares of stock that are repurchased by the Company on the open market with the proceeds of the exercise of an option, may not again be available for issuance in connection with awards under the 2012 Plan.

 Administration.    Subject to the terms of the 2012 Plan, the Compensation Committee of the Board (the “Committee”), or if none, the Board, will have the discretion to (i) make awards; (ii) determine the terms and conditions of awards, including the number of shares subject to an award, vesting criteria, performance conditions and the manner of exercise; (iii) prescribe the form of agreements to evidence awards; (iv) interpret the 2012 Plan; and (v) make all other determinations necessary or advisable for the administration of the 2012 Plan or any agreement issued thereunder, to the extent permitted by law and the 2012 Plan.

Amendments.    The Board, or the Committee acting pursuant to such authority as may be delegated to it by the Board, may amend, alter, suspend, discontinue or terminate the 2012 Plan or the Committee’s authority to grant awards under the 2012 Plan, provided that, without the consent of an affected Participant, except as otherwise contemplated by the 2012 Plan or the terms of an award agreement, no such Board action may materially and adversely affect the rights of a Participant under any previously granted and outstanding award. Except as otherwise provided in the 2012 Plan, the Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any award granted and any award agreement relating thereto, provided that, without the consent of an affected Participant, except as otherwise contemplated by the 2012 Plan or the terms of an award agreement, no Committee action may materially and adversely affect the rights of such Participant under such award.

Term.    The Committee may grant awards pursuant to the 2012 Plan until it is discontinued or terminated; provided, however, that ISOs may not be granted after the date that is ten years from the date the shareholders approve the 2012 Plan.

Change of Control.    Unless otherwise provided in the terms of an award, upon a Change of Control of the Company, as defined in the 2012 Plan, (i) any option carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested, subject to certain restrictions set forth in the 2012 Plan, as of the time of the Change of Control and shall remain exercisable and vested for the balance of the stated term of such option; (ii) any stock appreciation rights outstanding as of the date the Change of Control occurs will become fully vested and will be exercisable in accordance with procedures established by the Committee; (iii) any restrictions and other conditions applicable to any restricted stock or restricted stock units held by the Participant will lapse and such restricted stock or restricted stock units will become fully vested as of the date of the Change of Control; (iv) any performance awards held by the Participant relating to performance periods before the performance period in which the Change of Control occurs that have been earned but not paid will become immediately payable in cash; and (v) any other stock-based awards that vest solely on the basis of the passage of time will be treated in connection with a Change of Control in the same manner as are awards of restricted shares and restricted stock units.

Payment.    Upon exercise of an option granted under the 2012 Plan, and as permitted in the Committee’s discretion, the option holder may pay the exercise price in cash (or cash equivalent), by surrendering previously-acquired unencumbered shares of Company common stock, by withholding shares of Company common stock from the number of shares that would otherwise be issuable upon exercise of the option (e.g., a net share settlement), through broker-assisted cashless exercise (if compliant with applicable securities laws and any insider trading policies of the Company), another form of payment authorized by the Committee, or a combination of any of the foregoing. If the exercise price is paid, in whole or in part, with Company common stock, the then-current fair market value of the stock delivered or withheld will be used to calculate the number of shares required to be delivered or withheld.

Transfer Restrictions.    Unless permitted by law and expressly permitted by the Committee, no award made under the 2012 Plan will be transferable, other than by will or by the laws of descent and distribution.

New Plan Benefits.    The amount of future awards will be determined by the Committee. The 2012 Plan does not require awards in specific amounts or to specific recipients or provide formulae to determine the amount or recipient of awards. As a result, the Company cannot determine the awards that will be made under the 2012 Plan or that would have been made in the past if the 2012 Plan had been in place.

Federal Income Tax Matters

Options.    Under present law, an optionee will not recognize any taxable income on the date an NSO is granted pursuant to the 2012 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

ISOs granted under the 2012 Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. This favorable tax treatment for the optionee, and the denial of a deduction for the Company, will not, however, apply if the optionee disposes of the shares acquired upon the exercise of an incentive stock option within two years from the granting of the option or one year from the receipt of the shares.

Restricted Stock Awards.    Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Internal Revenue Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Restricted Stock Units.    A recipient of restricted stock units will generally recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares (or the amount of cash) distributed to settle the restricted stock units on the vesting date(s). The Company normally will receive a corresponding deduction at the time of vesting, equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Performance Awards.    A recipient of performance awards will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received, as the case may be, in the year that the recipient receives payment. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Stock Appreciation Rights.    Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

The foregoing is only a summary of the effect of U.S. federal income taxation with respect to the grant and exercise of awards under the 2012 Plan. It does not purport to be complete, and does not discuss the tax consequences of an individual’s death or the provisions of the income tax laws of any municipality, state or foreign country in which any eligible individual may reside.

Other Information

Other than as a result of their right to participate in the 2012 Plan, no person who currently is or was a director or executive officer of the Company in the year ended January 31, 2012 or who is a nominee for director at the meeting, or any associate of theirs, has any substantial interest in this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE 2012 EQUITY INCENTIVE PLAN.

Security Ownership of Principal Stockholders, Directors, and Officers

The Company has only one class of stock outstanding, its common stock. The table below sets forth the number and percentage of shares of our common stock owned as of February 24, 2012, the record date, by the following persons: (i) shareholders known to us who own 5% or more of our outstanding shares, (ii) each of our officers and directors, and (iii) our officers and directors as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned.

Name and Address of Beneficial Owner(2)	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Crystal Coranes, Chief Executive Officer, Director 340 Basa Compound, Zapate, Las Pinas City, Metro Manila, Philippines	12,000,000	41.38%

Rizalyn Cabrillas, Chief Financial Officer, Director 340 Basa Compound, Zapate, Las Pinas City, Metro Manila, Philippines	-	-
All Officers and Directors as a Group	12,000,000	41.38%

5% Holders
Thomas Patrick Schaeffer 3796 Chatham Court Addison, Texas 75001	2,000,000	6.89%

(1)	Based on 29,000,000 shares of our common stock outstanding as of February 24, 2012.

(2)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Pursuant to the rules of the SEC, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Changes in Control

Letter of Intent with OryonTechnologies, LLC

As disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 28, 2011 (the “Form 8-K”), on October 24, 2011, we entered into a binding letter of intent with OryonTechnologies, LLC, a Texas limited liability company (“Oryon”) (the “LOI”), in connection with a proposed reverse acquisition transaction (the “Merger”) between the Company and Oryon whereby Oryon will merge into a wholly-owned subsidiary of the Company in exchange for the issuance to the members of Oryon (“Oryon Members”) of approximately 16,462,120 shares of Company common stock, assuming none of Oryon’s existing Series C Notes are converted (the “Shares”). Oryon is a technology company with certain valuable products and intellectual property rights related to a three-dimensional, elastomeric, membranous, flexible electroluminescent lamp.

In accordance with the terms of the LOI, the terms and conditions of the Merger shall be set forth in a formal definitive agreement negotiated between the parties containing customary representations and warranties, covenants and indemnification provisions. We are currently negotiating the formal definitive agreement with Oryon. The closing of the Merger (the “Closing”) shall occur on or before thirty (30) days from the date on which Oryon completes an audit of its financial statements as required to be filed by the Company upon the Closing in accordance with U.S. securities laws, and approval by the Oryon Members and Oryon note holders of the Merger agreement and the Merger.

Upon Closing, Oryon shall become a wholly-owned subsidiary of the Company. In addition, at Closing, it is anticipated that the Oryon Members shall own approximately 52% of the Company’s issued and outstanding common stock. Accordingly, a change in control of the Company would result at Closing. The foregoing description is qualified in its entirety by reference to the LOI filed as Exhibit 10.1 attached to the Form 8-K and incorporated herein by reference.

Other than as noted above in connection with the LOI, there are no other existing arrangements that may result in a change in control of the Company.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have any equity compensation plans.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Shareholder proposals that are intended to be presented by shareholders at the special meeting of shareholders must be received by us within the time periods described below in order to be included in the proxy statement and form of proxy relating to such meeting. Under rules prescribed by the SEC, shareholders must follow certain procedures to introduce an item of business at a special meeting of shareholders. In general, to be timely under these rules, notice of such business related to this special meeting of shareholders must comply with the requirements in our bylaws and must be received by us at a reasonable time before we begin to print and mail our proxy materials. We anticipate mailing definitive proxy materials to shareholders on or about March 8, 2012.

Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek inclusion of the proposed matter in our proxy statement for this special meeting, except in circumstances where (i) we receive reasonable notice of the proposed matter, and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

OTHER MATTERS

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual, quarterly, current and other reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at www.sec.gov. You may also read and copy any document we file with the SEC at its public reference room by writing to the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-800-SEC-0330 for further information on the operations of the public reference facilities.

Dated: March [   ], 2012

ATTACHMENT A

CERTIFICATE OF AMENDMENT

WITH AMENDED AND RESTATED ARTICLES OF INCORPORATION

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Oryon Holdings, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The articles of incorporation are amended and restated in their entirety as set forth on Exhibit A attached hereto.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)
X
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After
Revised: 3-6-09

EXHIBIT A

TO CERTIFICATE OF AMENDMENT

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

ORYON HOLDINGS, Inc.

AMENDED AND RESTATED
ARTICLES OF INCORPORATION

Pursuant to the provisions of the Nevada Revised Statutes (the “NRS”), including NRS 78.403, the undersigned corporation hereby adopts these Amended and Restated Articles of Incorporation (these “Restated Articles”) of Oryon Holdings, Inc. (the “Corporation”), Entity Number E0591462007-9, which amends, restates and replaces in its entirety the Articles of Incorporation of the Corporation, filed with the Secretary of State of the State of Nevada on August 22, 2007 as amended by the Certificate of Amendment filed June 25, 2010, the Articles of Merger filed November 4, 2011 and the Certificate of Amendment filed November 4, 2011 (collectively, the “Original Articles”).

1.       The Original Articles are hereby amended by these Restated Articles to (a)  restate Article 1 of the Original Articles to restate the name of the Corporation; (b)  amend and restate Article 2 of the Original Articles to restate the resident agent; (c) amend and restate Article 3 of the Original Articles to redesignate the shares of capital stock of the Corporation into classes and set forth the respective terms of each class of capital stock of the Corporation; (d) delete Article 4 of the Original Articles; (e) amend and restate Article 5 of the Original Articles to restate the purpose the Corporation; (f) delete Article 6 of the Original Articles; (g) delete Article 7 of the Original Articles; (h) add Article IV of these Restated Articles regarding stockholder action by written consent; (i) add Article VI of these Restated Articles regarding the Board of Directors’ authority to make, alter and repeal bylaws; (j) add Article VII of these Restated Articles regarding voting for directors by written ballot; and (k) add Article VIII of these Restated Articles regarding personal liability of directors and indemnification.

2.       Each such amendment made by these Restated Articles has been effected in accordance with the provisions of the NRS and the governing documents of the Corporation. Each such amendment to the Original Articles and these Restated Articles have been approved in the manner required by the NRS and the governing documents of the Corporation.

3.       The Original Articles are hereby superseded in their entirety by the following Restated Articles, which accurately copies the Original Articles, as amended by these Restated Articles. These Restated Articles do not contain any other changes in the Original Articles except for the information permitted to be omitted by the provisions of the NRS applicable to the Corporation.

ARTICLE I
NAME

The name of the entity is Oryon Holdings, Inc. (the “Corporation”).

ARTICLE II
REGISTERED AGENT

The street address of the registered agent of the Corporation is 1645 Village Center Circle, Suite 170, Las Vegas, Nevada, 89134 and the name of its registered agent at such address is VCORP Services, LLC.

ARTICLE III
CAPITALIZATION

3.1       Authorized Shares. The total number of shares of all classes of stock the Corporation is authorized to issue is 650,000,000 shares. The Corporation shall have two classes of shares, consisting of 600,000,000 Common Shares, par value $0.001 per share (the “Common Shares”), and 50,000,000 Preferred Shares, par value $0.001 per share (the “Preferred Shares”). The Board of Directors of the Corporation (the “Board”) is expressly vested with the authority to establish one or more series of unissued shares of any class by fixing and determining the designation and preferences, limitations and other relative rights, including voting rights, thereof as shall be stated in the resolution(s) adopted by the Board providing for the issuance of such series and included in a statement of resolutions.

3.2       Preferred Shares. The Board or a duly appointed committee of the Board is expressly vested with the authority to establish one or more additional series of unissued Preferred Shares by fixing and determining the designation and preferences, limitations and other relative rights, including voting rights, thereof as shall be stated in the resolution(s) adopted by the Board providing for the issuance of such series and included in a statement of resolutions (a “Preferred Share Resolution”). The authority of the Board and any duly appointed committee thereof with respect to fixing the designation and preferences, limitations and other relative rights of each such series of Preferred Shares shall include, but not be limited to, determination of the following:

(a)       the distinctive designation and number of shares of that series;

(b)      the rate of dividends (or the method of calculation thereof) payable with respect to shares of that series, the dates, terms and other conditions upon which such dividends shall be payable, and the relative rights of priority of such dividends to dividends payable on any other class or series of shares of the Corporation;

(c)       the nature of the dividend payable with respect to shares of that series as cumulative, noncumulative or partially cumulative, and if cumulative or partially cumulative, from which date or dates and under what circumstances;

(d)      whether shares of that series shall be subject to redemption, and, if made subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption (including the manner of selecting shares of that series for redemption if fewer than all shares of such series are to be redeemed and whether such redemption is at the option of the Corporation, the stockholder or another person or upon the occurrence of a designated event);

(e)       the rights of the holders of shares of that series in the event of voluntary or involuntary winding up or termination of the corporation (which rights may be different if such action is voluntary than if it is involuntary), including the relative rights of priority in such event as to the rights of the holders of any other class or series of shares of the Corporation;

(f)       the terms, amounts and other conditions of any sinking or similar purchase or other fund provided for the purchase or redemption of shares of that series;

(g)      whether shares of that series shall be exchangeable for shares, obligations, indebtedness, evidence of ownership, rights to purchase securities or other securities of the Corporation or of any other corporation or entity, or for other property or for any combination of the foregoing, and, if provision be made for exchange, the times, prices, rates, adjustments and other terms and conditions of such exchange (including whether such exchange is at the option of the Corporation, the stockholder or another person or upon the occurrence of a designated event);

(h)      whether shares of that series are convertible into shares of any other class or series of shares of the Corporation, and if provision be made for conversion, the times, prices, rates, adjustments and other terms and conditions of such conversion (including whether such conversion is at the option of the Corporation, the stockholder or another person or upon the occurrence of a designated event);

(i)      the extent, if any, to which the holders of shares of that series shall be entitled (in addition to any voting rights provided by law) to vote as a class or otherwise with respect to the election of directors or otherwise;

(j)      the extent, if any, to which holders of shares of that series shall have preemptive rights to acquire unissued or treasury shares of the Corporation;

(k)        the restrictions and conditions, if any, upon the issue or reissue of any additional Preferred Shares ranking on a parity with or prior to shares of that series as to dividends or upon liquidation, dissolution or winding up;

(l)        any other repurchase obligations of the Corporation, subject to any limitations of applicable law; and

(m)      any other designations, powers, preferences, rights, qualifications, limitations or restrictions of shares of that series.

3.3 Common Shares.

(a)        Voting. The holders of Common Shares shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of Common Shares are entitled to vote. Except as otherwise provided by law or these Amended and Restated Articles of Incorporation (including any Preferred Share Resolution), at any annual or special meeting of the stockholders the Common Shares shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders.

(b)       Dividend. Subject to the rights of the holders of Preferred Shares, the holders of Common Shares shall be entitled to receive such dividends and other distributions when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share pro rata on a per share basis in such dividends and other distributions.

(c)       Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, winding-up or other termination of the Corporation, after payment or provision for payment of the debts, liabilities and other obligations of the Corporation and subject to the rights of the holders of Preferred Shares in respect thereof, the holders of Common Shares shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of Common Shares held by them.

(d)       Redemption. The Common Shares are not redeemable.

ARTICLE IV

ACTIONS BY STOCKHOLDERS WITHOUT A MEETING

Any action required to be taken at any annual or special meeting of stockholders, and any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if before or after the action a written consent setting forth the action so taken is signed by the holder or holders of shares holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

ARTICLE V

PURPOSE

The purpose for which the Corporation is organized is the transaction of any or all lawful business for which a for-profit corporation may be formed under the NRS.

ARTICLE VI

BYLAWS

Except as otherwise set forth herein, the Board of Directors of the Corporation is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

ARTICLE VII

ELECTION OF DIRECTORS

Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation.

ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION

8.1      Limitation of Liability. No person who is or was a director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for an act or omission in such person’s capacity as a director or officer of the Corporation, except to the extent such limitation or elimination of liability is not permitted by applicable law, as the same exists or hereafter may be changed. If applicable law is hereafter changed to authorize corporate action further limiting or eliminating the liability of directors or officers, then the liability of a director or officer to the Corporation or its stockholders shall be limited or eliminated to the fullest extent permitted by applicable law, as so changed. Any repeal or amendment of this Section 8.1 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of these Amended and Restated Articles of Incorporation inconsistent with this Section 8.1 will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors or officers) and shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision..

8.2      Indemnification.

(a)       (a)       Each person who was or is a respondent or defendant, or is threatened to be made a respondent or defendant, or testifies or otherwise participates, in any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding (any of the foregoing hereinafter called a “proceeding”), whether or not by or in the right of the Corporation, because such person is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, manager, partner, member, venturer, proprietor, trustee, employee, administrator, agent or similar functionary of another foreign or domestic corporation, limited or general partnership, limited liability company, business trust, real estate investment trust, joint venture, joint stock company, cooperative, association, bank, insurance company, credit union, association, proprietorship, trust, employee benefit plan, other enterprise or other organization (hereinafter a “Covered Person”) shall be indemnified by the Corporation to the fullest extent authorized or permitted by applicable law, as the same exists or may hereafter be changed, against all judgments (including arbitration awards), court costs, penalties, excise and similar taxes, fines, settlements, reasonable attorneys’ fees and other expenses (all of the foregoing hereinafter called “expenses”) actually incurred by such person in connection with such proceeding, and such right to indemnification shall continue as to a person who has ceased to be a director, officer, manager, partner, member, venturer, proprietor, trustee, employee, administrator, agent or similar functionary and shall inure to the benefit of such person’s heirs, executors and administrators. The right to indemnification conferred by this Section 8.2 shall be a contract right that shall fully vest at the time the Covered Person first assumes such Covered Person’s position as a director or officer of the Corporation and shall include the right to be paid or reimbursed by the Corporation the reasonable expenses incurred in defending or otherwise participating in any such proceeding in advance of its final disposition upon receipt by the Corporation of a written affirmation by the Covered Person of the Covered Person’s good faith belief that the person has met the standard of conduct necessary for indemnification under the NRS and a written undertaking by or on behalf of the person to repay all amounts so advanced if it shall be ultimately determined by final judicial decision from which there is no further right to appeal that the Covered Person has not met that standard or that indemnification of the Covered Person against expenses incurred by such person in connection with that proceeding is prohibited by the NRS.

(b)      The rights conferred on any Covered Person by this Section 8.2 shall not be exclusive of any other rights that any Covered Person may have or hereafter acquire under law, these Restated Articles, the bylaws of the Corporation, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c)      Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Section 8.2, will, unless otherwise required by law, be prospective only (except to the extent such amendment, change in law or adoption permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d)      This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than Covered Persons.

IN WITNESS WHEREOF, the undersigned has caused these Amended and Restated Articles of Incorporation to be duly executed on the _____ day of March, 2012.

ORYON HOLDINGS, INC.

By:
Name:
Title:

ATTACHMENT B

2012 EQUITY INCENTIVE PLAN

ORYON HOLDINGS, INC.

2012 EQUITY INCENTIVE PLAN

1.          Purpose. The purpose of this Oryon Holdings, Inc. 2012 Equity Incentive Plan (the “Plan”) is to assist Oryon Holdings, Inc., a Nevada corporation (the “Company”), in attracting, retaining, and rewarding high-quality executives, employees, and other persons who provide services to the Company and/or its Affiliates and Subsidiaries, by enabling these persons to acquire or increase a proprietary interest in the Company. The Plan is intended to recognize the contributions made to the Company by such persons who provide services to the Company and/or its Affiliates and Subsidiaries, to provide such persons with additional incentive to devote themselves to the future success of the Company and/or its Affiliates and Subsidiaries, and to improve the ability of the Company to attract, retain, and motivate individuals upon whom the Company’s sustained growth and financial success depends. Through the Plan, the Company will provide such persons with an opportunity to acquire or increase their proprietary interest in the Company, and to align their interest with the interests of Company shareholders, through the receipt of rights to acquire equity interests in the Company and the issuance of Awards (as defined herein). In addition, the Plan is intended as an additional incentive to directors of the Company who are not employees of the Company and/or its Affiliates and Subsidiaries, to serve as directors and devote themselves to the future success of the Company by providing them with an opportunity to acquire or increase their proprietary interest in the Company through the receipt of rights to acquire equity interests in the Company. Furthermore, the Plan may be used to encourage consultants and advisors of the Company to further the success of the Company and/or its Affiliates and Subsidiaries.

2.          Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

(a)      “Affiliate” means an entity which is not a Subsidiary, but in which the Company has an equity interest, provided, however, that no entity will be considered an Affiliate for purposes of an Award of Nonqualified Stock Options or SARs to an employee or director of, or consultant to, the entity unless the Stock would be considered “service recipient stock” within the meaning of Code Section 409A, in the context of such an Award.

(b)      “Award” means an award under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Other Stock-Based Awards granted under the Plan.

(c)      “Beneficiary” means the person(s), trust(s) or estate who or which by designation of the Participant in his or her most recent written beneficiary designation filed with the Company or by operation of law succeeds to the rights and obligations of the Participant under the Plan and Award agreement upon such Participant’s death.

(d)      “Board” means the Board of Directors of the Company.

(e)      “Cause” means, unless otherwise defined in an Award agreement or in an Employment Agreement:

(i)         the commission by the Participant of (A) a felony or (B) any serious crime involving fraud, dishonesty or breach of trust;

(ii)       gross negligence or intentional misconduct by the Participant with respect to the Company or any affiliate thereof or in the performance of his duties to the Company or any affiliate thereof;

(iii)      failure to follow a reasonable, lawful and specific direction of the President and CEO of the Company;

(iv)      failure by the Participant to cooperate in any corporate investigation, or

(v)      breach by the Participant of any material provision of an employment agreement entered into between the Company or its subsidiaries and the Participant, which breach is not corrected by the Participant within ten (10) calendar days after receipt by the Participant of written notice from the Company or Affiliate of such breach.

For purposes of this definition, no act or failure to act by the Participant shall be considered “intentional” unless done or omitted to be done by the Participant in bad faith and without reasonable belief that the Participant’s action or omission was in the best interests of the Company or Affiliate.

(f)      “Change of Control” means the happening of any of the following events:

(i)      The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company; (ii) any acquisition by the Company; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any company controlled by the Company; or (iv) any acquisition by any corporation pursuant to a transaction described in clauses (A), (B) and (C) of paragraph (3) of this Section 2(f); or

(ii)      Individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided, however, that any individual becoming a director subsequent to such effective date whose election, or nomination for election by the stockholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)      Approval by the stockholders of the Company of a reorganization, merger, share exchange or consolidation (a “Business Combination”), unless, in each case following such Business Combination: (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation Company except to the extent that such Person owned 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the Business Combination; and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination;

(iv)      Approval by the stockholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, following such sale or other disposition: (i) more than 50% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (ii) less than 25% of, respectively, the then outstanding shares of common stock of such Company and the combined voting power of the then outstanding voting securities of such Company entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of the Company or such Company), except to the extent that such Person owned 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition; and (iii) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of the Company or were elected, appointed or nominated by the Board; or

(v)      The Company is a subject of a “Rule 13e-3 transaction” as that term is defined in Exchange Act Rule 13e-3.

(g)      “Change of Control Price” means the greater of (A) the highest Fair Market Value of a share of Stock during the 60-day period ending on the date of the Change of Control, and (B) the highest price per share of Stock paid to holders of Stock in any transaction (or series of transactions) constituting or resulting from the Change of Control, provided, however, that, in the case of ISOs, unless the Committee otherwise provides, such price will be based only on transactions occurring on the date on which the ISOs are cashed out.

(h)      “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i)       “Commission” means the Securities and Exchange Commission or any successor agency.

(j)       “Committee” means the Compensation Committee of the Board, if formed, and in the absence of one, shall mean the Board or its delegate.

(k)      “Common Stock” or “Stock” means the common stock of the Company, and such other securities as may be substituted (or resubstituted) for Common Stock pursuant to Section 13(d) hereof.

(l)       “Company” means Oryon Holdings, Inc. or any successor thereto.

(m)      “Consultant” means any person who is engaged by the Company or any Subsidiary to render consulting or advisory services to such entity, and any natural person, including an advisor, who is engaged by the Company or any Subsidiary, to render bona fide consulting or advisory services to such entity and who is compensated for the services.

(n)       “Director” means a member of the Board.

(o)       “Disability” or “Disabled” means the absence of the Participant from the Participant’s duties with the Company on a full time basis for 180 consecutive days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and reasonably acceptable to the Participant or the Participant’s legal representative.

(p)       “Effective Date” means February 24, 2012.

(q)      “Eligible Employee” means such employees of the Company and its Subsidiaries or Affiliates, including each Executive Officer and employees who may also be directors of the Company, that are selected by the Committee, in its sole discretion, from time to time to receive an Award under the Plan. An employee on leave of absence may be considered as still in the employ of the Company, Subsidiary or Affiliate for purposes of eligibility for participation in the Plan.

(r)       “Employment Agreement” means, with respect to any Participant, any written agreement executed by the Participant and the Company, Subsidiary or Affiliate setting forth the specific terms and conditions of the Participant’s employment with the Company, Subsidiary or Affiliate.

(s)       “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(t)       “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

(u)      “Fair Market Value” means, on any date, the average of the opening and closing sales prices of the Common Stock on the exchange on which the Common Stock is traded on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate, consistent with Treasury regulations and other formal Internal Revenue Service guidance under Code Section 409A so that Awards of Nonqualified Stock Options or SARs granted under this Plan shall not constitute deferred compensation subject to Code Section 409A.

(v)      “Good Reason” means the Termination of Employment by the Participant for any of the following reasons, the occurrence of which has been properly noticed in writing and such “Good Reason” event has not been cured within ten (10) business days after Participant’s receipt of such written notice:

(i)        involuntary reduction in the Participant’s Base Salary unless such reduction occurs simultaneously with a reduction in officers’ salaries generally applicable on a company-wide basis;

(ii)       involuntary discontinuance or reduction in bonus award opportunities for the Participant under the Company’s incentive or bonus plan unless a generally applicable company-wide reduction or elimination of all officers’ bonus awards occurs simultaneously with such discontinuance or reduction;

(iii)      involuntary discontinuance of the Participant’s participation in any employee benefit plans maintained by the Company, Subsidiary or Affiliate unless such plans are discontinued by reason of law or loss of tax deductibility to the Company, Subsidiary or Affiliate with respect to contributions to such plans, or are discontinued as a matter of Company policy applied equally to all participants in such plans that are in the same classification of employees as the Participant;

(iv)     failure to obtain an assumption of the Company’s, Subsidiary’s or Affiliate’s obligations under the Participant’s Employment Agreement by any successor to the Company, Subsidiary or Affiliate (as applicable), regardless of whether such entity becomes a successor as a result of a merger, consolidation, sale of assets, or other form of reorganization, except when the rights and obligations of the Company, Subsidiary or Affiliate under such Employment Agreement are vested in the successor by operation of law;

(v)      involuntary relocation of the Participant’s primary office as specified in the applicable Award agreement to a location more than fifty (50) miles from the location of that office; and

(vi)      material reduction of the Participant’s duties in effect on the effective date of the Participant’s most current Employment Agreement, provided, however that a change in title or reporting line will not constitute Good Reason unless such change is coupled with a material reduction in the actual duties of the Participant.

(w)      “Incentive Stock Option” or “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto.

(x)       “Management Objectives” means the measurable performance objective(s) for the Company or any Subsidiary, Affiliate or any unit, division, geographic region, or function thereof or any individual that may be established by the Committee for a Performance Period with respect to any performance-based Awards made under the Plan, including Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Affiliate, Subsidiary, division, department, geographic region or function within the Company in which the Participant is employed. The Management Objectives for Awards that are intended to constitute “performance-based” compensation within the meaning of Section 162(m) of the Code will be based on one or more of the following criteria: earnings per share; total shareholder return; operating income; net income; cash flow; free cash flow; return on equity; return on capital; revenue growth; earnings before interest, taxes, depreciation and amortization (“EBITDA”); stock price; debt-to-capital ratio; stockholders’ equity per share; operating income as a percent of revenue; gross profit as a percent of revenue; selling, general and administrative expenses as a percent of revenue; operating cash flow; pre-tax profit; orders; revenue; customer value; or any of the foregoing criteria adjusted in a manner prescribed within the time permitted under Section 162(m) of the Code by the Committee (i) to exclude one or more specified components of the calculation thereof or (ii) to include one or more other specified items, including, but not limited to, exclusions under subsection (i) or inclusions under subsection (ii) designed to reflect changes during the Performance Period in generally accepted accounting principles or in tax rates, currency fluctuations, the effects of acquisitions or dispositions of a business or investments in whole or in part, extraordinary or nonrecurring items, the gain or loss from claims or litigation and related insurance recoveries, the effects of impairment of tangible or intangible assets, or the effects of restructuring or reductions in force or other business recharacterization activities, income or expense related to defined benefit or defined contribution pension plans, uninsured losses from natural catastrophes or political and legal developments affecting the Company’s business (including losses as a result of war, terrorism, confiscation, expropriation, seizure, new regulatory requirements, business interruption or similar events).

(y)        “Nonqualified Stock Option” means any Option that is not an Incentive Stock Option.

(z)         “Option” means a right, granted to a Participant under Section 7 hereof, to purchase Common Stock at a specified price during specified time periods.

(aa)      “Other Stock-Based Award” means an Award made pursuant to Section 12.

(bb)      “Participant” means an Eligible Employee, Director or Consultant who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Employee, Director or Consultant.

(cc)       “Performance Period” means, in respect of a Performance Share or Performance Unit, a period of time established by the Committee pursuant to Section 11 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

(dd)       “Performance Share” means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 11 of this Plan.

(ee)       “Performance Unit” means a bookkeeping entry that records a unit awarded pursuant to Section 11 of this Plan that has a value specified in the agreement evidencing the Award.

(ff)        “Plan” means Oryon Holdings, Inc. 2012 Equity Incentive Plan, as set forth herein and as may be amended from time to time.

(gg)       “Restricted Stock” means Common Stock awarded to a Participant in accordance with the provisions of Section 9 of the Plan.

(hh)       “Restricted Stock Units” or “RSUs” means an Award made pursuant to Section 10 of this Plan of the right to receive shares of Common Stock at the end of a specified Restriction Period.

(ii)          “Spread Value” means, with respect to a share of Stock subject to an Award, an amount equal to the excess of the Fair Market Value, on the date such value is determined, over the Award’s exercise or grant price, if any.

(jj)          “Stock Appreciation Right” or “SAR” means a right granted pursuant to Section 8.

(kk)        “Subsidiary” shall have the meaning set forth in Code Section 424(f).

(ll)          “Termination of Employment” means the voluntary or involuntary termination of a Participant’s employment with the Company or a Subsidiary or Affiliate or any reason, including death, Disability, or retirement. With respect to an Eligible Employee who is such solely by virtue of his service on the Board, “Termination of Employment” means the Eligible Employee’s cessation of service on the Board. The Committee, in it sole discretion, shall determine whether a Termination of Employment is a result of Disability, and shall determine whether military or other government or eleemosynary service constitutes a Termination of Employment. To the extent necessary, “Termination of Employment” will be limited to those circumstances that constitute a “separation from service” within the meaning of Section 409A of the Code.

(mm)      “Valuation Date” means each day on which the exchange on which the Common stock is actively traded is open for business.

3.            Administration.

(a)      Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to: interpret the provisions of the Plan; select Eligible Employees, Directors and Consultants to become Participants; make Awards; determine the type, number and other terms and conditions of, and all other matters relating to, Awards; prescribe Award agreements (which need not be identical for each Participant); adopt, amend and rescind rules and regulations for the administration of the Plan; construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein; and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Except as otherwise determined by the Board, unless the context otherwise requires, all actions and determinations that the Plan contemplates that the Board may take may be taken by the Committee in its stead.

(b)      Manner of Exercise of Committee Authority. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, Affiliates, Subsidiaries, Participants, Beneficiaries, transferees under Section 13(c) hereof or other persons claiming rights from or through a Participant, and shareholders. The Committee shall exercise its authority only by a majority vote of its members at a meeting or without a meeting by a writing signed by a majority of its members. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company, Affiliates or Subsidiaries, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform administrative functions to the extent permitted under applicable law. The Committee may appoint agents to assist it in administering the Plan.

(c)      Limitation of Liability. The Committee and each member thereof shall be entitled, in good faith, to rely or act upon any report or other information furnished to it, him or her by any Executive Officer, other officer or employee of the Company or a subsidiary, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.             Stock Subject to Plan.

(a)      Overall Number of Shares Available for Delivery. Subject to adjustment as provided in Section 13(d) hereof, the total number of shares of Common Stock reserved and available for delivery in connection with Awards under the Plan shall be 7,500,000; provided, however, that the total number of shares of Common Stock with respect to which ISOs may be granted shall not exceed 7,500,000. Any shares of Common Stock delivered under the Plan shall consist of authorized and issued or unissued shares. Subject to the adjustments provided in Section 13(d) hereof, no contraction of the number of shares of Common Stock outstanding will affect the validity or enforceability of any Awards then outstanding.

(b)      Application of Limitation to Grants of Awards. No Award may be granted if the number of shares of Common Stock to be delivered in connection with such Award exceeds the number of shares of Common Stock remaining available under the Plan minus the number of shares of Common Stock issuable in settlement of or relating to then-outstanding Options. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting and make adjustments if the number of shares of Common Stock actually delivered differs from the number of shares previously counted in connection with an Award.

(c)      Availability of Shares Not Delivered under Awards. Shares of Common Stock subject to an Award under the Plan which Award is canceled, expired, forfeited or otherwise terminated without a delivery of shares to the Participant or with the return to the Company of shares previously delivered, including the number of shares surrendered in payment of any taxes relating to any Award, hereof will again be available for Awards under the Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation. Notwithstanding the foregoing, (i) shares of Stock tendered in payment of the exercise price of an Option, (ii) shares of Stock withheld by the Company to satisfy any tax withholding obligation with respect to an Award, and (iii) shares of Stock that are repurchased by the Company on the open market with the proceeds of the exercise of an Option, may not again be available for issuance in connection with Awards under the Plan. Also notwithstanding the foregoing, if the Spread Value of a SAR is paid in shares of Stock, the shares representing the excess, if any, of (a) the number of shares of Stock subject to the SAR over (b) the number of shares of Stock delivered in payment of the Spread Value may not again be available for issuance in connection with Awards under the Plan.

5.             Eligibility. Awards may be granted under the Plan to Eligible Employees, Directors and Consultants.

6.            Awards – General Terms and Limitations.

(a)      Awards Granted at Fair Market Value. The exercise price of an Option and the grant price of a SAR may not be less than 100% of the Fair Market Value on the date of grant. In addition, to the extent that the value of an Other Stock-Based Award is based on Spread Value, the grant price for the Other Stock-Based Award may not be less than 100% of the Fair Market Value on the date of grant. Notwithstanding the foregoing, in connection with any reorganization, merger, consolidation or similar transaction in which the Company or any Subsidiary or Affiliate of the Company is a surviving corporation, the Committee may grant Options, SARs or Other Stock-Based Awards in substitution for similar awards granted under a plan of another party to the transaction, and in such case the exercise price or grant price of the substituted Options, SARs or Other Stock-Based Awards granted by the Company may equal or exceed 100% of the Fair Market Value on the date of grant reduced by any unrealized gain existing as of the date of the transaction in the option, stock appreciation right or other award being replaced, with the adjusted exercise price determined in accordance with the requirements of Section 409A of the Code (in the case of a Nonqualified Stock Option) or Section 425 of the Code (in the case of an Incentive Stock Option).

(b)      Annual Award Limitation. The total number of Restricted Stock, RSUs and other shares of Stock subject to or underlying Options, SARs, Performance Shares, Performance Units and Other Stock-Based Awards awarded to any Participant during any year may not exceed 500,000 shares. A Performance Share or Performance Unit paid to a Participant with respect to any Performance Period may not exceed $250,000 times the number of years in the Performance Period.

(c)      Performance-Based Awards. In the discretion of the Committee, any Award granted pursuant to the Plan may be designated as a performance-based award intended to qualify, through the application of Management Objectives over a specified Performance Period, as “performance-based compensation” within the meaning, and in accordance with the provisions, of Code Section 162(m).

7.            Terms of Options.

(a)      General. Options may be granted on the terms and conditions set forth in this Section 7. In addition, the Committee may impose on any Option or the exercise thereof, at the date of grant, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Options in the event of the Participant’s Termination of Employment and terms permitting a Participant to make elections relating to his or her Option. Options granted under the Plan will be in the form of Incentive Stock Options or Nonqualified Stock Options. The Committee shall (subject to Section 13(i)) retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Option that is not mandatory under the Plan.

(b)      Specific Terms of Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i)        Exercise Price. The exercise price per share of Common Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Common Stock on the date of grant of such Option.

(ii)       Vesting. Each Participant shall acquire a nonforfeitable right to Options awarded to him in accordance with the provisions of the agreement evidencing the Award of the Options.

(iii)      Time and Method of Exercise. The Committee shall determine, at the date of grant or thereafter, the time(s) at which or the circumstances under which an Option may be exercised in whole or in part (including based on completion of future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash or Common Stock held for more than six months, and the methods by or forms in which Common Stock will be delivered or deemed to be delivered to Participants. The specific circumstances under which a Participant may exercise an Option will be set forth in the agreement evidencing the Award of the Option to the Participant.

(iv)      ISOs. Except as otherwise expressly provided in the Plan, the Committee may designate, at the time of grant, that the Option is an ISO under Section 422 of the Code. ISOs may be granted only to those Eligible Employees who are entitled to acquire incentive stock options from the Company under Code Section 422. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code 422. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Code Section 422, unless the Participant has first requested the change that will result in such disqualification. If any provision of the Plan or any Option designated by the Committee as an ISO shall be held not to comply with requirements necessary to entitle such Option to such tax treatment, then (1) such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle the Option to the tax treatment afforded under Section 422 of the Code, and (2) all other provisions of the Plan and the Award agreement shall remain in full force and effect. An Option granted under the Plan will be an ISO only if the agreement evidencing the award of the Option specifically states that the Option is to be an ISO; if the Agreement does not so state, the Option will be a Nonqualified Stock Option. In addition, an Option may be an ISO only if it is awarded within ten years after the Effective Date.

(v)      Term of Options. Options will terminate after the first to occur of the following:

(1)      Expiration of the Option as provided in the applicable Award agreement as determined by the Committee, which shall not exceed a period of ten years from the date of grant; or

(2)      Termination of the Option Award, as provided for in Section 7(b)(vii), following the Participant’s Termination of Employment; or

(3)      The date, if any, set by the Committee as an accelerated expiration date in the event of the liquidation or dissolution of the Company; or

(4)      The occurrence of such other event or events as may be set forth in this Plan or the applicable Award agreement as causing an accelerated expiration of the Option.

(vi)      Acceleration/Extension of Exercise Time. The Committee, in its sole discretion, shall have the right (but shall not in any case be obligated) to permit purchase of shares under any Option prior to the time such Option would otherwise vest under the terms of the applicable Award agreement. In addition, the Committee, in its sole discretion, shall have the right (but shall not in any case be obligated) to permit any Option granted under the Plan to be exercised after its termination date described in Section 7(b)(vii), but in no event later than the last day of the term of the Option as set forth in the applicable Award agreement. Notwithstanding the foregoing, the Committee will not extend the exercise period of any Option to the extent that the extension would cause the Option to be considered nonqualified deferred compensation subject to the provisions of Section 409A.

(vii)      Exercise of Options Upon Termination of Employment, Death or Disability. Except as otherwise provided in this Section 7(b)(vii) or in Section 7(b)(vi), or as otherwise expressly provided in a Participant’s Award agreement as authorized by the Committee, the right of the Participant to exercise Options shall terminate upon the Participant’s Termination of Employment, regardless of whether or not the Options were vested in whole or in part on the date of Termination of Employment.

(1)      Termination of Employment. Any Option or portion thereof that is not exercisable on the date of a Participant’s Termination of Employment shall immediately expire, and any Option or portion thereof which is exercisable on the date of such Termination of Employment may be exercised during a three-month period after such date (after which period the Option shall expire), but in no event may the Option be exercised after its expiration under the terms of the Award agreement. Notwithstanding the foregoing, if the Participant’s Termination of Employment is by the Company or an Affiliate for Cause or by the Participant other than for Good Reason, then any Option or unexercised portion thereof granted to said Participant shall immediately expire upon such Termination of Employment.

(2)      Disability or Death of Participant. In the event of the Disability or death of a Participant under the Plan while the Participant is employed by the Company or an Affiliate, any Option or portion thereof which is not exercisable on the date of such Disability or death shall immediately expire, and any Option or portion thereof which is exercisable on the date of such Disability or death may be exercised at any time from time to time, within a one-year period after the date of such Disability or death, by the Participant, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the Option shall pass by will or the laws of descent and distribution (after which period the Option will expire), but in no event may the Option be exercised after its expiration under the terms of the Award agreement, and provided that an exercise of an Incentive Stock Option later than three months after the date of the Participant’s death shall be treated as the exercise of a Nonqualified Stock Option.

(viii)      Transfers. Except as otherwise provided in this Section 7, no Option granted under the Plan may be transferred, except by last will and testament or by the laws of descent and distribution, and, during the lifetime of the person to whom an Option is granted, such Option may be exercised only by the Participant.

8.            Terms of Stock Appreciation Rights.

(a)      General. A SAR represents the right to receive a payment, in cash, shares of Stock or both (as determined by the Committee), equal to the Spread Value on the date the SAR is exercised. The grant price of a SAR and all other applicable terms and conditions will be established by the Committee in its sole discretion and will be set forth in the applicable Award agreement. Subject to the terms of the applicable Award agreement, a SAR will be exercisable, in whole or in part, by giving written notice of exercise to the Company, but in no event will a SAR be exercisable later than the tenth anniversary of the date on which it was granted.

(b)         Specific Terms of SARs. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i)      Term of SARs. SARs will terminate after the first to occur of the following:

(1)      Expiration of the SAR as provided in the applicable Award agreement as determined by the Committee;

(2)      Termination of the SAR Award, as provided for in Section 8(b)(ii), following the Participant’s Termination of Employment; or

(3)      Ten (10) years from the date of grant.

(ii)      Exercise of Stock Appreciation Rights Upon Termination of Employment, Death or Disability. Except as otherwise provided in this Section 8(b)(ii), or as otherwise expressly provided in a Participant’s Award agreement as authorized by the Committee, the right of the Participant to exercise the SAR shall terminate upon the Participant’s Termination of Employment, regardless of whether or not the SAR was vested in whole or in part on the date of Termination of Employment.

(1)      Termination of Employment. Any SAR or portion thereof that is not exercisable on the date of a Participant’s Termination of Employment shall immediately expire, and any SAR or portion thereof which is exercisable on the date of such Termination of Employment may be exercised during a three-month period after such date (after which period the SAR shall expire), but in no event may the SAR be exercised after its expiration under the terms of the Award agreement. Notwithstanding the foregoing, if the Participant’s Termination of Employment is by the Company or an Affiliate for Cause or by the Participant other than for Good Reason, then any SAR or unexercised portion thereof granted to said Participant shall immediately expire upon such Termination of Employment.

(2)      Disability or Death of Participant. In the event of the Disability or death of a Participant under the Plan while the Participant is employed by the Company or an Affiliate, any SAR or portion thereof which is not exercisable on the date of such Disability or death shall immediately expire, and any SAR or portion thereof that is exercisable on the date of such Disability or death may be exercised at any time from time to time, within a one-year period after the date of such Disability or death, by the Participant, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the SAR shall pass by will or the laws of descent and distribution (after which period the SAR will expire), but in no event may the SAR be exercised after is expiration under the terms of the Award agreement.

9.            Terms of Restricted Stock Awards.

(a)      General. Shares of Restricted Stock may be granted on the terms and conditions set forth in this Section 9. In addition, the Committee may impose on any Award of Restricted Stock, at the date of grant, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of shares of Restricted Stock in the event of the Participant’s Termination of Employment and terms permitting a Participant to make elections relating to his or her shares of Restricted Stock. The Committee shall (subject to Section 13(i)) retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award of shares of Restricted Stock that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Nevada law, no consideration other than services may be required for the grant of any shares of Restricted Stock.

(b)      Vesting. Each Participant shall acquire a nonforfeitable right to shares of Restricted Stock awarded to him in accordance with the provisions of the agreement evidencing the Award of the Restricted Stock.

(c)      Ownership Rights. Subject to the terms of the Plan, to divestment based on the forfeiture restrictions applying to an Award of Restricted Stock and to the other terms of the Award agreement, (i) Restricted Stock granted pursuant to an Award shall for all purposes be issued and outstanding shares of Common Stock and (ii) the Participant shall be the record owner of the Restricted Stock granted by the Award, shall have the right to vote the Restricted Stock as Common Stock on any matter upon which holders of Common Stock are entitled to vote, and shall be entitled to dividends and distributions on the Restricted Stock which are payable with respect to outstanding shares of Common Stock.

10.          Terms of Restricted Stock Units.

(a)      Agreement to Grant Stock. Each such grant or sale shall constitute the agreement by the Company to deliver shares of Common Stock to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Restriction Period as the Board may specify.

(b)      Exercise Price. Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Fair Market Value at the date of grant.

(c)      Restrictions. Each such grant or sale shall be subject to such forfeiture and other restrictions as may be determined by the Board at the date of grant, and may provide for the lapse or other modification of such restrictions in the event of a Change of Control.

(d)      Voting and Dividend Rights. While and to the extent that forfeiture restrictions apply to an Award, the Participant shall have no right to transfer any rights under his or her Award and shall have no rights of ownership in the Restricted Stock Units and shall have no right to vote them, but the Board may, at or after the date of grant, authorize the payment of dividend equivalents on the shares underlying such units on either a current or deferred or contingent basis, either in cash, in additional shares of Common Stock, or in other rights or property.

11.          Performance Shares and Performance Units.

(a)      Agreement to Grant Units. Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors.

(b)      Performance Periods. The Performance Period with respect to each Performance Share or Performance Unit shall be such period of time commencing with the date of grant as shall be determined by the Board on the date of grant.

(c)      Specification of Performance Goals. Any grant of Performance Shares or Performance Units shall specify Management Objectives which, if achieved, will result in payment or early payment of the Award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Board must certify that the Management Objectives have been satisfied.

(d)      Time and Form of Payment. Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in shares of Common Stock or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

(e)      Limitations on Awards. Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of shares of Common Stock issued with respect thereto may not exceed maximums specified by the Board at the date of grant.

(f)      Dividend Equivalents. The Board may, at or after the date of grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash, in additional shares of Common Stock or in other rights or property.

12.         Other Stock-Based Awards. The Committee may grant Awards, other than Options, SARs, Restricted Stock, RSUs, Performance Shares or Performance Units, that are denominated in, valued in whole or in part by reference to, or otherwise based on or related to Stock. The purchase, exercise, exchange or conversion of Other Stock-Based Awards granted under this Section 12 and all other terms and conditions applicable to the awards will be determined by the Committee in its sole discretion and will be set forth in the applicable Award agreement.

13.          General Provisions.

(a)      Change of Control. Notwithstanding any provision of the Plan to the contrary and unless otherwise provided in the applicable Award agreement, in the event of any Change of Control:

(i)      Any Option carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change of Control and shall remain exercisable and vested for the balance of the stated term of such Option without regard to any Termination of Employment, subject only to (A) applicable restrictions set forth in Sections 13(b) and 13(c) hereof and (B) the Board’s right to cancel all Options and, if an Option in the Board’s judgment has value based on its exercise price, provide for a payment of the aggregate spread in the cancelled Options. In addition, a Participant who is an Executive Officer of the Company and whose employment is involuntarily terminated by the Company within 60 days after a Change of Control will be permitted to surrender for cancellation within 60 days after the Change of Control any Option or portion of an Option to the extent not exercised and to receive a payment of shares of Stock having an aggregate Fair Market Value on the date the Participant surrenders the Option equal to the excess, if any, of (A) the Change of Control Price, over (B) the exercise price of the Option. The provisions of this Section 13(a)(i) will not be applicable to any Options granted to a Participant if the Change of Control results from the Participant’s beneficial ownership (within the meaning of Rule 13d(3) under the Exchange Act) of Stock or Voting Securities;

(ii)      Any SARs outstanding as of the date the Change of Control occurs will become fully vested and will be exercisable in accordance with procedures established by the Committee. The provisions of this Section 13(a)(ii) will not be applicable to any SARs granted to a Participant if the Change of Control results from the Participant’s beneficial ownership (within the meaning of Rule 13d(3) under the Exchange Act) of Stock or Voting Securities;

(iii)      Any restrictions and other conditions applicable to any Restricted Stock or Restricted Stock Units held by the Participant will lapse and such Restricted Stock or Restricted Stock Units will become fully vested as of the date of the Change of Control;

(iv)      Any Performance Shares or Performance Units held by the Participant relating to Performance Periods before the Performance Period in which the Change of Control occurs that have been earned but not paid will become immediately payable in cash. In addition, any Performance Shares or Performance Units awarded to a Participant for a Performance Period that has not been completed at the time of the Change of Control will be deemed satisfied at the target level for the Performance Period, and payment with respect to the Performance Shares or Performance Units will be made in cash upon the Change of Control. Notwithstanding the foregoing, if the Committee in its sole discretion determines that any Performance Shares or Performance Units awarded would be considered nonqualified deferred compensation within the meaning of Section 409A of the Code, and if the Change of Control would not be considered a “change in control” for purposes of Section 409A of the Code, then a Participant’s entitlement to payment with respect to the Performance Shares or Performance Units will be determined as described above in Section 13(a)(iv), but payment with respect to such Performance Shares or Performance Units will be made on the date originally scheduled for payment or, if earlier, upon the Participant’s Termination of Employment; and

(v)      Any Other Stock-Based Awards that vest solely on the basis of the passage of time will be treated in connection with a Change of Control in the same manner as are Awards of Restricted Shares and RSUs, as described in Section 13(a)(iii) above. Other Stock-Based Awards that vest on the basis of satisfaction of performance criteria will be treated in connection with a Change of Control in the same manner as are Performance Shares and Performance Units, as described in Section 13(a)(iv) above, except that payment will be made only in shares of Stock. Notwithstanding the foregoing, if the committee in its sole discretion determines that any Other Stock-Based Award would be considered nonqualified deferred compensation within the meaning of Section 409A of the Code, and if the Change of Control would not be considered a “change in control” for purposes of Section 409A of the Code, then a Participant’s entitlement to payment with respect to the Other Stock-Based Award will be determined as described above in this Section 13(a)(v), but payment with respect to such Other Stock-Based Award will be made on the date originally scheduled for payment, or, if earlier, upon the Participant’s Termination of Employment.

(b)      Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Common Stock or payment of other benefits under any Award until completion of such registration or qualification of such Common Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Common Stock or other securities of the Company may in the future be listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Common Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(c)      Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and Options, SARs or Other Stock-Based Awards that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Options (other than ISOs), SARs and Other Stock-Based Awards may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Option, SAR, or Other Stock Based Award but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Option, SAR or Other Stock-Based Award agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(d)      Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), capital contribution, recapitalization, forward or reverse split, reorganization, merger, acquisition, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (1) the number and kind of shares of Common Stock which may be delivered in connection with Awards granted thereafter, (2)  the number and kind of shares of Common Stock subject to or deliverable in respect of Awards and (3) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee is authorized to make such adjustments in the terms and conditions of, and the criteria included in, Awards as the Committee deems equitable in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, Subsidiary or any business unit, or the financial statements of the Company or Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

(e)      Payments and Payment Deferrals. Payment of Awards may be in the form of cash, Stock, other Awards or combinations thereof as the Committee may determine, and with such restrictions as it may impose. The Committee, either at the time of grant or by subsequent amendment, may require or permit deferral of the payment of Awards under such rules and procedures as it may establish. It also may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in Stock equivalents. Notwithstanding the foregoing, no action will be taken or authorized pursuant to this Section 13(e) to the extent that it would violate the requirements of Section 409A of the Code or cause any Award of Options or SARs to be considered to provide for the deferral of compensation within the meaning of Section 409A of the Code.

The Committee may require that each person acquiring shares of Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend that the committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Stock or other securities delivered under the Plan will be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed and any applicable Federal, state or foreign securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(f)      Award Agreements. Each Award under the Plan will be evidenced by a written agreement (which need not be signed by the recipient unless otherwise specified by the Committee or otherwise provided under the Plan) that sets forth the terms, conditions and limitations for each Award. Such terms may include, but are not limited to, the term of the Award, vesting and forfeiture provisions, and the provisions applicable in the event of the recipient’s Termination of Employment. The Committee may amend an Award agreement, provided that no such amendment may materially and adversely affect an outstanding Award without the Award recipient’s consent.

(g)      Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

(h)      Taxes. The Company and any Affiliate or Subsidiary is authorized to withhold from any payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations (not to exceed the minimum statutorily required tax withholding), either on a mandatory or elective basis in the discretion of the Committee.

(i)      Changes to the Plan and Awards. The Board, or the Committee acting pursuant to such authority as may be delegated to it by the Board, may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Awards under the Plan, provided that, without the consent of an affected Participant, except as otherwise contemplated by the Plan or the terms of an Award agreement, no such Board action may materially and adversely affect the rights of a Participant under any previously granted and outstanding Award. Except as otherwise provided in the Plan, the Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, provided that, without the consent of an affected Participant, except as otherwise contemplated by the Plan or the terms of an Award agreement, no Committee action may materially and adversely affect the rights of such Participant under such Award.

(j)      Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Employee or Participant the right to continue as an Eligible Employee or Participant or in the employ or service of the Company or a subsidiary, (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Employee’s or Participant’s employment or service at any time, (iii) giving an Eligible Employee or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred shares of Common Stock in accordance with the terms of an Option or an Award of Restricted Stock. To the extent that an employee of a Subsidiary or Affiliate receives an Award under the Plan, that Award can in no event be understood or interpreted to mean that the Company is the employee’s employer or that the employee has an employment relationship with the Company.

(k)      Provisions Held Invalid or Unenforceable. If any provision of the Plan is held invalid or unenforceable, the invalidity or unenforceability will not affect the remaining parts of the Plan, and the Plan will be enforced and construed as if such provision had not been included.

(l)      Non-exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other compensation and incentive arrangements for employees, agents and brokers of the Company and its subsidiaries as it may deem desirable.

(m)      Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of a share of Common Stock, Option or SAR with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration.

(n)      Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with Nevada law, without giving effect to principles of conflicts of laws, and applicable federal law.

(o)      Plan Effective Date. The Plan has been adopted by the Board and the shareholders of the Company as of the Effective Date.

(p)      Last Grant Date. No Award may be granted under the Plan after January 31, 2022.

(q)      Unfunded Status of Plan. It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; however, unless the Committee otherwise determines, the structure of such trusts or other arrangements must be consistent with the “unfunded” status of the Plan.

VOTE BY MAIL
Oryon Holdings, Inc. 340 Basa Compound, Zapate	Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to:
Las Pinas City
Metro Manila, Philippines
Kamyar Daneshvar
Greenberg Traurig, LLP
1201 K Street
Suite 1100
Sacramento, CA 95814-3938
USA

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ORYON HOLDINGS, INC.

The Board of Directors recommends a vote “for” each proposal.

		For	Against	Abstain
1.	To amend and restate our Articles of Incorporation	☐	☐	☐
2.	To approve the 2012 Equity Incentive Plan	☐	☐	☐

3.	And upon such other matters that may properly come before the special meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, FOR EACH PROPOSAL SET FORTH ABOVE, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

For address changes and/or comments, please check this box and write them on the back where indicated.	☐
	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date
Print Name:		Print Name:

SPECIAL MEETING OF SHAREHOLDERS OF

ORYON HOLDINGS, INC.

March [   ], 2012

Please date, sign and mail your proxy card in the

envelope provided as soon as possible.

This Proxy is Solicited on Behalf of the Board of Directors.

ORYON HOLDINGS, INC.

SPECIAL MEETING OF SHAREHOLDERS

The undersigned shareholder of Oryon Holdings, Inc., a Nevada corporation, hereby acknowledges receipt of the notice of special meeting of shareholders and proxy statement, each dated March [   ], 2012, and hereby appoints Crystal Coranes, proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of Oryon Holdings, Inc. to be held on March [   ], 2012, at 8:00 a.m., local time, at 1201 K Street, Suite 1100, Sacramento, California 95814, and at any postponement, adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this proxy card.

FOR EACH OF THE MATTERS SET FORTH ON THE REVERSE SIDE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Address
Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)